                                                                       EXHIBIT 2


CUSIP No. 4432P 10 1


                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13G



                  The undersigned agree as follows:

                  (i) each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

                  (ii) each of them is responsible for the timely filing of such
Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                  Dated February 9, 2005



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                                            V. PREM WATSA



                                            /s/  V. Prem Watsa
                                            ------------------------------------

                                            1109519 ONTARIO LIMITED




                                            By:      /s/  V. Prem Watsa
                                                   -----------------------------
                                                   Name:    V. Prem Watsa
                                                   Title:   President


                                            THE SIXTY TWO INVESTMENT COMPANY
                                            LIMITED



                                            By:      /s/  V. Prem Watsa
                                                   -----------------------------
                                                   Name:    V. Prem Watsa
                                                   Title:   President


                                            810679 ONTARIO LIMITED



                                            By:      /s/  V. Prem Watsa
                                                   -----------------------------
                                                   Name:    V. Prem Watsa
                                                   Title:   President


                                            FAIRFAX FINANCIAL HOLDINGS LIMITED




                                            By:      /s/  Paul Rivett
                                                   -----------------------------
                                                   Name:    Paul Rivett
                                                   Title:   Vice President



                                            CLEARWATER INSURANCE COMPANY




                                            By:      /s/  Donald L. Smith
                                                   -----------------------------
                                                   Name:   Donald L. Smith
                                                   Title:  Senior Vice President


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                                            MARKEL INSURANCE COMPANY OF CANADA




                                            By:      /s/  David G. Taylor
                                                   -----------------------------
                                                   Name:    David G. Taylor
                                                   Title:   Director


                                            COMMONWEALTH INSURANCE COMPANY




                                            By:      /s/  David G. Taylor
                                                   -----------------------------
                                                   Name:    David G. Taylor
                                                   Title:   Director


                                            LOMBARD GENERAL INSURANCE COMPANY OF
                                            CANADA



                                            By:      /s/  David G. Taylor
                                                   -----------------------------
                                                   Name:    David G. Taylor
                                                   Title:   Director